UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2016

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)

(855) 979-2012

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On April 8, 2016, WPX Energy, Inc., a Delaware corporation (“WPX” or the “Company”), completed its previously announced sale of all of the outstanding membership interests in WPX Energy Rocky Mountain, LLC, a Delaware limited liability company (“WPX RMT”), pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of February 8, 2016, by and among the Company, WPX Energy Holdings, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of WPX, and Terra Energy Partners LLC, a Delaware limited liability company.

Item 1.02	Termination of a Material Definitive Agreement.

On April 8, 2016, as a result of the sale by the Company of WPX RMT, WPX and its affiliates are no longer a party to the Amended and Restated Gas Gathering, Processing, Dehydrating and Treating Agreement by and among Williams Field Services Company, LLC, Williams Production RMT Company, LLC, Williams Production Ryan Gulch LLC and WPX Energy Marketing, LLC, effective as of August 1, 2011.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note above is incorporated herein by reference.

Pro forma financial information with respect to this transaction is provided in Item 9.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

Press Release Announcing the Transactions

On April 8, 2016, WPX issued a press release announcing the consummation of the transactions contemplated by the Purchase Agreement. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(b) The Company’s unaudited pro forma consolidated financial statements as of December 31, 2015 and for the years ended December 31, 2015, 2014 and 2013, were included in Note 16 to the Company’s audited financial statements included in its filing on Form 10-K for the year ended December 31, 2016 (filed February 25, 2016) and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	WPX’s unaudited pro forma consolidated financial statements as of December 31, 2015 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to Note 16 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015).

99.2*	Press Release dated April 8, 2016.

*	Filed herewith

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication and the exhibits referenced or incorporated herein include and reference forward-looking statements. These statements may also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. Forward-looking statements may use the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would,” “forecast” and similar terms and phrases to identify forward-looking statements, and include the assumptions that underlie such statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, there can be no assurance that the results implied or expressed in such forward-looking statements or information or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements or information. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the Company’s products, which is subject to many factors, including uncertain global economic and industry conditions, and natural gas and oil prices generally; state and federal environmental, economic, health and safety, energy and other policies and regulations, including those related to climate change and any changes therein, and any legal or regulatory investigations, delays or other factors beyond the control of the Company; and other risks described in the Company’s SEC filings. The forward-looking statements in this communication speak only as of the date of this communication. Under no circumstances should the inclusion of the forward-looking statements or information be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results.

The forward-looking statements or information are made as of the date hereof and the Company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements or information, whether as a result of new information, future events or otherwise. Recipients are cautioned that forward-looking statements or information are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements or information due to the inherent uncertainty therein.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX Energy, Inc.

Date: April 8, 2016	By:	/s/ Stephen E. Brilz
	Name:	Stephen E. Brilz
	Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	WPX’s unaudited pro forma consolidated financial statements as of December 31, 2015 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to Note 16 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015).

Exhibit 99.2*	Press Release dated April 8, 2016

*	Filed herewith